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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

       We consent to the use of our report dated March 2, 1998, included in the Annual Report on Form 10-K of Informix Corporation for the year ended December 31, 1997, with respect to the consolidated financial statements and schedule, as amended, included in this Form 10-K/A.

                                                           /s/ ERNST & YOUNG LLP

San Jose, California
May 6, 1998